                                                                    EXHIBIT 99.2

                          VALERO L.P. AND SUBSIDIARIES

                UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS


         The following unaudited pro forma combined financial statements combine the historical consolidated balance sheets and statements of income of Valero L.P. and subsidiaries (Valero L.P.) and the Valero South Texas Pipeline and Terminal Business (the Business), because of Valero L.P.'s acquisition of the Business which occurred on March 18, 2003 using the purchase method of accounting.

         The following information is to aid in the analysis of the financial aspects of the acquisition. The balance sheet information as of December 31, 2002 and the statement of income information for the year ended December 31, 2002 for Valero L.P. were derived from the audited consolidated financial statements of Valero L.P. The information for Valero L.P. should be read together with the historical consolidated financial statements and related notes contained in its annual report on Form 10-K for the year ended December 31, 2002 and other information that has been filed with the SEC. The balance sheet information as of December 31, 2002 and the statement of income information for the year ended December 31, 2002 for the Business were derived from the audited financial statements of the Business included in this Form 8-K.

         The unaudited pro forma combined statement of income assumes the acquisition was effective on January 1, 2002. The unaudited pro forma combined balance sheet gives effect to the acquisition as if it had occurred on December 31, 2002. The accounting policies of Valero L.P. and the Business are substantially comparable.

         The unaudited pro forma combined financial information is for illustrative purposes only. The pro forma adjustments, as described in the Notes to Pro Forma Combined Financial Statements, are based upon available information and upon certain assumptions that Valero L.P.'s management believes are reasonable. The unaudited pro forma combined financial statements do not reflect the effect of anticipated synergies, if any, that may result from the acquisition. In addition, the pro forma combined financial information may not be indicative of the historical results that would have been achieved had the Business and Valero L.P. always been combined or the future results that Valero L.P. will experience.

                          VALERO L.P. AND SUBSIDIARIES
                        PRO FORMA COMBINED BALANCE SHEET
                                DECEMBER 31, 2002
                                 (IN THOUSANDS)

                                                                                                                  VALERO L.P.
                                                                                 THE                                AND THE
                                                             VALERO L.P.       BUSINESS        PRO FORMA            BUSINESS
                                                             HISTORICAL       HISTORICAL      ADJUSTMENTS          PRO FORMA
                                                             -----------      ----------      -----------         -----------
                                                                                              (unaudited)         (unaudited)
                          ASSETS

Current assets:
   Cash and cash equivalents ...........................     $    33,533      $       --      $   111,629  (A)    $    26,213
                                                                                                   25,000  (B)
                                                                                                    6,655  (C)
                                                                                                     (604) (D)
                                                                                                 (150,000) (E)

   Receivable from parent ..............................           8,482              --               --               8,482
   Accounts receivable .................................           1,502             300             (300) (F)          1,502
   Other current assets ................................             177           1,370           (1,370) (F)            177
                                                             -----------      ----------      -----------         -----------

     Total current assets ..............................          43,694           1,670           (8,990)             36,374
                                                             -----------      ----------      -----------         -----------

Property, plant and equipment ..........................         486,939         112,873          150,000  (E)        636,939
                                                                                                 (112,873) (F)
Less accumulated depreciation and amortization .........        (137,663)         (5,367)           5,367  (F)       (137,663)
                                                             -----------      ----------      -----------         -----------
    Property, plant and equipment, net .................         349,276         107,506           42,494             499,276
Goodwill ...............................................           4,715              --               --               4,715
Investment in Skelly-Belvieu Pipeline Company ..........          16,090              --               --              16,090
Other noncurrent assets ................................           1,733              --              604  (D)          2,337
                                                             -----------      ----------      -----------         -----------
     Total assets ......................................     $   415,508      $  109,176      $    34,108         $   558,792
                                                             ===========      ==========      ===========         ===========

             LIABILITIES AND PARTNERS' EQUITY

Current liabilities:
   Current portion of long-term debt ...................     $       747      $       --      $        --         $       747
   Accounts payable and accrued liabilities ............           8,133           3,243           (3,243) (F)          8,133
   Taxes other than income taxes .......................           3,797             322             (322) (F)          3,797
                                                             -----------      ----------      -----------         -----------
     Total current liabilities .........................          12,677           3,565           (3,565)             12,677

Long-term debt, less current portion ...................         108,911          99,280          111,629  (A)        245,540
                                                                                                   25,000  (B)
                                                                                                  (99,280) (F)
Other long-term liabilities ............................              25              --               --                  25
Deferred income tax liabilities ........................              --          16,703          (16,703) (F)             --

Partners' equity:
  Common units .........................................         170,655              --            6,525  (C)        177,180
  Subordinated units ...................................         117,042              --               --             117,042
  General partner's equity .............................           6,198              --              130  (C)          6,328
  Net parent investment ................................              --         (10,372)          10,372  (F)             --
                                                             -----------      ----------      -----------         -----------
     Total partners' equity ............................         293,895         (10,372)          17,027             300,550
                                                             -----------      ----------      -----------         -----------
     Total liabilities and partners' equity ............     $   415,508      $  109,176      $    34,108         $   558,792
                                                             ===========      ==========      ===========         ===========

       See accompanying notes to pro forma combined financial statements.

                          VALERO L.P. AND SUBSIDIARIES
                     PRO FORMA COMBINED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2002
                (IN THOUSANDS, EXCEPT UNIT AND PER UNIT AMOUNTS)


                                                                                                                  VALERO L.P.
                                                                                 THE                                AND THE
                                                             VALERO L.P.       BUSINESS        PRO FORMA            BUSINESS
                                                             HISTORICAL       HISTORICAL      ADJUSTMENTS          PRO FORMA
                                                             -----------      ----------      -----------         -----------
                                                                                              (unaudited)         (unaudited)
REVENUES...........................................          $   118,458      $   27,897      $        --         $   146,355
                                                             -----------      ----------      -----------         -----------

COSTS AND EXPENSES:
  Operating expenses...............................               37,838          15,780               --              53,618
  General and administrative expenses..............                6,950             820               --               7,770
  Depreciation and amortization....................               16,440           3,390            2,065   (G)        21,895
                                                             -----------      ----------      -----------         -----------
      TOTAL COSTS AND EXPENSES.....................               61,228          19,990            2,065              83,283
                                                             -----------      ----------      -----------         -----------

OPERATING INCOME...................................               57,230           7,907           (2,065)             63,072
  Equity income from Skelly-Belvieu Pipeline
     Company.......................................                3,188              --               --               3,188

  Interest expense, net............................               (4,880)         (7,743)             239   (H)       (12,475)
                                                             -----------      ----------                          -----------
                                                                                                      (60)  (I)
                                                                                                      (31)  (J)
                                                                                              -----------

INCOME BEFORE INCOME TAX EXPENSE...................               55,538             164           (1,917)             53,785
  Income tax expense...............................                  395              66              (66)  (K)           395
                                                             -----------      ----------      -----------         -----------
NET INCOME.........................................          $    55,143      $       98      $    (1,851)        $    53,390
                                                             ===========      ==========      ===========         ===========

ALLOCATION OF NET INCOME:
Net income.........................................          $   55,143                                           $    53,390
Less net income applicable to the Wichita Falls
   Business for the month ended January 31, 2002...                (650)                                                  (650)
                                                             ----------                                           -----------
Net income applicable to the general and limited
   partners' interest..............................              54,493                                                52,740
General partner's interest in net income...........              (2,187)                                               (2,152) (L)
                                                             ----------                                           -----------
Limited partners' interest in net income...........          $   52,306                                           $    50,588
                                                             ==========                                           ===========

PRO FORMA NET INCOME PER UNIT APPLICABLE TO
   LIMITED PARTNERS................................          $     2.72                                           $      2.60  (M)
                                                             ==========                                           ===========

WEIGHTED AVERAGE NUMBER OF UNITS OUTSTANDING.......          19,250,867                                            19,436,289
                                                             ==========                                           ===========

       See accompanying notes to pro forma combined financial statements.

                          VALERO L.P. AND SUBSIDIARIES
                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
                                   (UNAUDITED)


NOTE 1: BASIS OF PRESENTATION

Valero L.P. (a Delaware limited partnership), through its wholly owned subsidiary, Valero Logistics Operations, L.P. (Valero Logistics), owns and operates most of the crude oil and refined product pipeline, terminalling and storage assets that service three of Valero Energy Corporation's (Valero Energy) refineries. These refineries consist of the McKee and Three Rivers refineries located in Texas and the Ardmore refinery located in Oklahoma. The pipeline, terminalling and storage assets provide for the transportation of crude oil and other feedstocks to the refineries and the transportation of refined products from the refineries to terminals or third-party pipelines for further distribution.

Effective June 1, 2001, Valero Energy began leasing, under capital lease agreements, certain pipelines and terminals in south Texas from subsidiaries of El Paso Corporation. On February 28, 2003, Valero Energy exercised the purchase options contained in the lease agreements. These pipeline and terminal assets and operations are referred to as the Valero South Texas Pipeline and Terminal Business (the Business). The Business consists of the following assets:

o The Houston Pipeline, a 204-mile pipeline originating in Corpus Christi, Texas and ending in the Houston ship channel area of Pasadena, Texas. The pipeline has the capacity to transport 105,000 barrels per day of refined product produced at Valero Energy's Corpus Christi refinery and third party refineries in Corpus Christi.

o The San Antonio Pipeline, which is comprised of two segments: the north segment which runs from Pettus, Texas to San Antonio, Texas and the south segment which runs from Pettus, Texas to Corpus Christi. The north segment is 74 miles long and has a capacity of 24,000 barrels per day. This segment ends in San Antonio at the San Antonio terminal. The south segment is 60 miles long and has a capacity of 15,000 barrels per day and ends at Valero Energy's Corpus Christi refinery.

o The Valley Pipeline, a 130-mile pipeline originating in Corpus Christi and ending in Edinburg, Texas. The pipeline has the capacity to transport 27,100 barrels per day of refined product produced at Valero Energy's Corpus Christi refinery.

o Refined Product Terminals located near Victoria, Texas (98,000 barrels of refined product storage capacity), in San Antonio (148,200 barrels of refined product storage capacity), in Edinburg (184,600 barrels of refined product storage capacity) and in Houston, Texas (212,900 barrels of refined product storage capacity and 75,000 barrels of asphalt storage capacity).

Effective March 18, 2003, Valero Energy contributed the Business to Valero L.P. for an aggregate amount of $150,000,000 in cash.

The pro forma combined financial statements are based on the historical consolidated financial position and results of operations of Valero L.P. and its wholly owned subsidiaries combined with the historical financial position and results of operations of the Valero South Texas Pipeline and Terminal Business. The pro forma combined financial statements reflect the acquisition of the Business by Valero L.P.

NOTE 2: DEBT AND EQUITY TRANSACTIONS AND TANK ASSET CONTRIBUTION

In conjunction with the acquisition of the Business from Valero Energy for $150,000,000, Valero L.P. and Valero Logistics entered into the following transactions on March 18, 2003:

Valero Logistics issued $250,000,000 of 6.05% senior notes due 2013 in a private placement for total proceeds of $249,298,000 after deducting debt discounts of $702,000. In addition, debt issuance costs totaled $1,350,000. A portion of the 6.05% senior note proceeds was used as payment for the redemption of common units and general partner interest discussed below and the remaining net proceeds of $111,025,000 ($111,629,000 proceeds less $604,000 of debt issuance costs) were used to partially fund the acquisition of the Business.

                          VALERO L.P. AND SUBSIDIARIES

                                   (UNAUDITED)


Valero L.P. redeemed 3,809,750 common units held by UDS Logistics, LLC, a wholly owned subsidiary of Valero Energy, for $134,066,000 and redeemed a proportionate amount of general partner interest held by Riverwalk Logistics, L.P., a wholly owned subsidiary of Valero Energy, for $2,857,000.

Valero L.P. issued 5,750,000 common units in a public offering under its shelf registration statement, which resulted in net proceeds of $202,343,000 after underwriting discounts and commissions. In order to maintain its 2% general partner interest, Riverwalk Logistics, L.P. made a $4,312,000 capital contribution to Valero L.P. Most of the proceeds from the common unit offering and the general partner interest capital contribution were used as payment for the tank asset acquisition discussed below, with the remaining net proceeds of $6,655,000 ($6,525,000 related to the common unit offering and $130,000 related to the general partner interest capital contribution) used to partially fund the acquisition of the Business. Based on net proceeds per common unit of $35.19 from the public offering, the $6,525,000 of common unit proceeds equates to 185,422 newly issued common units.

Valero Energy contributed 58 crude oil and intermediate feedstock storage tanks located at its Texas City refinery, Benicia refinery and West plant of the Corpus Christi refinery in exchange for $200,000,000 in cash. The tank asset acquisition was funded with proceeds from the public offering of common units and the related general partner interest capital contribution. Because the tank asset acquisition was the acquisition of assets and not a business, the tank asset acquisition was not included in the accompanying pro forma combined financial statements.

The pro forma combined financial statements reflect the funding of the contribution of the Business' refined product pipeline and terminal assets by Valero Energy with $111,025,000 of net proceeds from the issuance of the 6.05% senior notes, $25,000,000 of borrowings under Valero Logistics' revolving credit facility, $6,655,000 of net proceeds from the issuance by Valero L.P. of common units and the related general partner interest capital contribution and $7,320,000 of available cash.

NOTE 3: AGREEMENTS BETWEEN VALERO L.P. AND VALERO ENERGY

In conjunction with the acquisition of the Business, Valero L.P. and Valero Energy entered into the following agreements.

THROUGHPUT COMMITMENT AGREEMENT - In connection with the acquisition of the Business, Valero Logistics and Valero Energy entered into a throughput commitment agreement, for an initial period of 7 years, pursuant to which Valero Energy has committed to:

o transport in the Houston and Valley pipelines an aggregate of 40% of the Corpus Christi refinery gasoline and distillate production if combined throughput in these pipelines is less than 110,000 barrels per day;
o transport in the Pettus to San Antonio refined product pipeline 25% of the Three Rivers refinery gasoline and distillate production and in the Pettus to Corpus Christi refined product pipeline 90% of the Three Rivers refinery raffinate production;
o use the Houston asphalt terminal for an aggregate of 7% of the Corpus Christ refinery asphalt production;
o use the Edinburg refined product terminal for an aggregate of 7% of the Corpus Christi refinery gasoline and distillate production, if the throughput at that terminal is less than 20,000 barrels per day; and
o use the San Antonio refined product terminal for 75% of the throughput in the Pettus to San Antonio refined product pipeline.

In the event Valero Energy does not transport in the pipelines or use the terminals for the required minimum volumes and if its obligation has not been suspended under the terms of the agreement, Valero Energy will be required to make a cash payment based on the shortfall in volume multiplied by the applicable weighted average tariff rate or terminal fee. In addition, Valero Energy has agreed, for a period of 7 years, (i) to remain the shipper for its refined products transported through the pipelines, and (ii) to neither challenge, nor cause others to challenge, the tariff rates or terminalling fees associated with the pipelines and terminals.

                          VALERO L.P. AND SUBSIDIARIES

                                   (UNAUDITED)


TERMINALLING AGREEMENTS - In connection with the acquisition of the Business, Valero Logistics and Valero Energy entered into terminalling agreements pursuant to which Valero Energy has agreed to pay terminalling fees, for an initial period of 5 years, for each barrel of refined product terminalled or stored at each of the refined product terminals associated with the Business. In addition to the terminalling fee, Valero Energy will pay an additive blending fee for gasoline additives blended into refined products at the various refined product terminals, except the Hobby Airport terminal. Valero Energy will pay a filtering fee for each barrel of refined product terminalled at the Hobby Airport terminal. The terminal agreements are subject to automatic renewal for successive one-year periods following the initial term and either party may terminate the terminalling agreements after the initial term upon 30 days notice.

NOTE 4: PRO FORMA ADJUSTMENTS AND ASSUMPTIONS

(A) Reflects the portion of the proceeds from Valero Logistics' private placement of $250,000,000 of 6.05% senior notes which was used to acquire the Business (see Note 2).

(B) Reflects the proceeds from a $25,000,000 borrowing made under Valero Logistics' $175,000,000 revolving credit facility, which were used to acquire the Business.

(C) Reflects the portion of the proceeds from Valero L.P.'s public offering of 5,750,000 common units and related general partner interest capital contribution which was used to acquire the Business (see Note 2).

(D) Reflects the portion of the payment of debt issuance costs (at a rate of 0.54%) related to Valero Logistics' private placement of 6.05% senior notes that pertains to the proceeds used to acquire the Business. The debt issuance costs, which totaled $1,350,000, are deferred and amortized over the ten-year life of the 6.05% senior notes (see Note 2).

(E) Represents the contribution by Valero Energy of the Business' for $150,000,000 in cash, including $7,320,000 of available cash.

(F) Represents the reversal of the historical cost of the Business' assets, liabilities and net parent investment.

(G) Reflects depreciation expense on the $150,000,000 addition to property, plant and equipment based on an estimated useful life of 27.5 years, less the amount previously recorded by the Business for the year ended December 31, 2002.

(H) Reflects interest expense as if the 6.05% senior notes and additional borrowings under the revolving credit facility were issued and drawn on January 1, 2002, respectively. This pro forma adjustment to interest expense is calculated as follows (in thousands):

           Interest expense related to $111,629,000 portion of the
             6.05% senior notes used to acquire the Business..........        $ (6,754)
           Interest expense on the additional $25,000,000 of
             borrowings under the revolving credit facility at an
             assumed annual interest rate of 3.0%.....................            (750)
           Interest expense recorded by the Business for the year
             ended December 31, 2002 related to its capital leases,
             which were not assumed by Valero L.P.....................           7,743
                                                                              --------
          Pro forma adjustment to interest expense....................        $    239
                                                                              ========

(I) Reflects the amortization of deferred debt issuance costs for the year ended December 31, 2002, as if the portion of the 6.05% senior notes that was used to acquire the Business were issued on January 1, 2002.

                          VALERO L.P. AND SUBSIDIARIES

                                   (UNAUDITED)


(J) Reflects the amortization of a portion of the debt discount on the 6.05% senior notes for the year ended December 31, 2002, as if the portion of the 6.05% senior notes that was used to acquire the Business were issued on January 1, 2002. Debt discount totaled $702,000, of which $314,000 related to the $111,629,000 associated with the acquisition of the Business.

(K) Reflects the elimination of historical federal and state income taxes of the Business as income taxes will be the responsibility of the partners and not Valero L.P.

(L) Pro forma net income allocated to the general partner includes incentive distributions of $1,103,000.

(M) Pro forma net income per unit applicable to limited partners is based on $50,588,000 of limited partners' interest in net income divided by the weighted average number of limited partner units outstanding of 19,436,289. The weighted average number of limited partner units outstanding includes 185,422 of newly issued common units from the public offering.